UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2013

CORTRONIX BIOMEDICAL ADVANCEMENT TECHNOLOGIES INC.
Exact name of registrant as specified in its charter

Nevada	000-53700	98-0515701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 N.W. 41st Street, Suite 145B, Doral, FL	33166
(Address of principal executive offices)	(Zip Code)

(786) 859-3585
Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

On or about January 10, 2013, Cortronix Biomedical Advancement Technologies Inc. (the "Company") formally informed Sadler, Gibb & Associates, L.L.C. (“Sadler Gibb”) of their dismissal as the Company’s independent registered public accounting firm.

As the Company does not have an audit committee, the decision to change principal accountants was approved by the Company's Board of Directors.

None of the reports of Sadler Gibb, on the Company's financial statements for the past year or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles except to indicate that there was substantial doubt about our Company’s ability to continue as a going concern.

There were no disagreements between the Company and Sadler Gibb, for the most recent fiscal year and any subsequent interim period through January 10, 2013 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Sadler Gibb, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

The Company has requested that Sadler Gibb furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b) New independent registered public accounting firm

On, or about January 10, 2013 the Company engaged Borgers & Cutler CPAs PC (“B&C”) as its principal accountant to audit the Company's financial statements as successor to Sadler Gibb. During the Company's two most recent fiscal years and through January 9, 2013, the Company has not consulted with B&C regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did B&C provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or through January 9, 2013, the Company has not consulted the entity of B&C on any matter that was the subject of a disagreement as that term is defined in Item 304(a)(1) (iv) of Regulation S-K., or a reportable event.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from Sadler, Gibb & Associates, L.L.C. dated January 10, 2013 regarding change in certified accountant.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORTRONIX BIOMEDICAL ADVANCEMENT TECHNOLOGIES INC.

Dated: January 15, 2013	By:	/s/ Yoel Palomino
	Name:	Yoel Palomino
	Title:	Chief Executive Officer, President, Secretary, Chief Financial Officer, Treasurer and Director